The Prudential Investment Portfolios, Inc.

                          PGIM Jennison Focused Value Fund

Supplement dated June 15, 2026, to the Currently Effective

Summary Prospectus, Prospectus and Statement of Additional Information, as supplemented

At a meeting held on June 9–10, 2026, the Boards of Directors of The Prudential Investment Portfolios, Inc., on behalf of its series PGIM Jennison Focused Value Fund (the “Focused Value Fund” or “Target Fund”), and the Board of Trustees of PGIM ETF Trust (together, the “Board”), on behalf of its series PGIM Jennison Focused Value ETF (the “Focused Value ETF” or “Acquiring Fund,” and together with the Focused Value Fund, the “Funds”), approved the reorganization (as defined below) of the Focused Value Fund into the Focused Value ETF. Following the reorganization, the Focused Value ETF will continue to operate as an exchange-traded fund (“ETF”) and to be managed by PGIM Investments LLC (the “Manager” or “PGIM”) and sub-advised by Jennison Associates LLC (“Jennison”).  The Board, including all Directors/Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds, determined that the reorganization is in the best interests of the Funds and their shareholders and that the interests of existing shareholders will not be diluted, as a result of the Reorganization.  The Board approved a reduction in the expenses of the Focused Value ETF to 0.33%, effective July 1, 2026. Accordingly, the expense ratio applicable to shareholders of the Focused Value ETF following the Reorganization is expected to be lower than that of the Focused Value Fund.

Pursuant to an Agreement and Plan of Reorganization, the Focused Value Fund will be reorganized with and into the Focused Value ETF, and the Focused Value Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Reorganization is expected to close on or about November 13, 2026.

Importantly, to receive shares of the Focused Value ETF in the Reorganization, shareholders of the Focused Value Fund must hold their shares through an account that is able to accept shares of the Focused Value ETF. If a shareholder does not hold shares through such an account, either the shareholder will receive cash in lieu of shares of the Focused Value ETF (or, in the case of certain retirement accounts, shares of a money market fund) in connection with the Reorganization, or the Focused Value ETF shares received may be held by a stock transfer agent on the shareholder’s behalf pending transfer to an account that can hold such shares. If such shares are not transferred within a period of time following the Reorganization, they will be converted to cash and the proceeds distributed to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). Receipt of cash generally will be a taxable event for shareholders who hold their shares in a taxable account.

PGIM believes the Reorganization is in the best interests of the Focused Value Fund, the Focused Value ETF and their respective shareholders. The Focused Value ETF and the Focused Value Fund have identical investment objectives, are managed using substantially similar investment strategies, and are expected to have substantially similar investment characteristics at the time of the Reorganization. Differences between the Funds relate primarily to the Focused Value ETF’s structure, including its operational and trading features, rather than to investment objective, principal strategies or overall risk profile.  Following the Reorganization, shareholders of the Focused Value Fund receiving shares of the Focused Value ETF are expected to remain invested in a substantially similar strategy with substantially similar portfolio holdings, while benefiting from the ETF structure, including potential lower expenses, enhanced tax efficiency and the ability to trade shares of the Focused Value ETF intraday. Although the Focused Value ETF had a smaller asset base as of March 31, 2026, the combined fund is expected to benefit from increased scale, which may enhance distribution opportunities and visibility on ETF platforms. The portfolio management team is expected to be substantially similar, with additional resources to support ETF implementation.

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is expected to be tax-free for U.S. federal income tax purposes. Accordingly, shareholders of the Focused Value Fund generally will not recognize gain or loss upon the exchange of their shares for shares of the Focused Value ETF, except with respect to cash received in lieu of fractional shares. The Focused Value Fund generally will not recognize gain or loss on the transfer of its assets to, and the assumption of its liabilities by, the Focused Value ETF, and the Focused Value ETF generally will not recognize gain or loss upon receipt of such assets. The Focused Value ETF generally will acquire the assets of the Focused Value Fund with the same tax basis and holding periods as such assets had immediately prior to the Reorganization.

Because shares of the Focused Value ETF are not issued in fractional amounts, shareholders will receive cash in lieu of fractional shares and generally will recognize gain or loss with respect to such cash received.

Focused Value Fund shareholders who redeem or exchange shares prior to the Reorganization generally will recognize gain or loss if such shares are held in a taxable account. To meet such redemptions, the Focused Value Fund may sell portfolio securities, which could result in the realization of capital gains by Focused Value Fund and additional taxable distributions to shareholders. Prior to the Reorganization, the Focused Value Fund will declare a distribution that, together with prior distributions qualifying for the dividends paid deduction, will distribute all of its investment company taxable income, net tax-exempt income, and net capital gains (if any), including those realized on dispositions of portfolio securities effected prior to the Reorganization (whether or not in connection with the Reorganization). This distribution generally will be taxable to shareholders.

Shareholders should review the Q&A below for actions that may be required if they wish to receive Focused Value ETF shares. No action is required for shareholders whose accounts can accept such shares.  Shareholders should consult their own tax advisors regarding the U.S. federal, state, local and non-U.S. tax consequences of the Reorganization.

Completion of the Reorganization is subject to a number of conditions set forth in the Agreement and Plan of Reorganization, but shareholder approval is not required to effect the Reorganization. Shareholders of the Focused Value Fund will receive a combined information statement/prospectus providing details about both the Reorganization and the Focused Value ETF and summarizing the material factors considered by the Board in approving the Reorganization.

In anticipation of the Reorganization, the ability of shareholders to purchase shares of the Focused Value Fund, exchange shares of another PGIM mutual fund for shares of the Focused Value Fund, redeem shares of the Focused Value Fund, or exchange shares of the Focused Value Fund for shares of another PGIM mutual fund will be subject to the deadlines set forth below.

After these dates, the Focused Value Fund will no longer accept such transactions in order to facilitate the orderly execution of the Reorganization.

Fund	Final Date to Purchase Fund Shares or Exchange Shares of Another PGIM Mutual Fund for Fund Shares	Final Date to Redeem Fund Shares, Exchange Fund Shares, or Transfer Ownership for Shares of Another PGIM Mutual Fund
PGIM Jennison Focused Value Fund	November 11, 2026	November 12, 2026

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following questions and answers are intended to help you determine whether any action is required with respect to your account in connection with the Reorganization to receive shares of the Focused Value ETF.

Q. Will I receive shares of the Focused Value ETF in the Reorganization?

A. You will receive shares of the Focused Value ETF if you hold your shares of the Focused Value Fund through an account that can hold ETF shares. If your account can hold ETF shares, no action is required.

Q. What types of accounts may not be able to receive shares of the Focused Value ETF?

A. Certain types of accounts may not be able to hold ETF shares, including brokerage accounts that do not permit investments in ETFs, certain retirement accounts and accounts held directly with the Focused Value Fund. The treatment of such accounts is described below.

Q. How can I determine whether my account is able to receive shares of the Focused Value ETF?

A. You should contact your financial intermediary or account provider to confirm whether your account is able to hold ETF shares. If your account cannot hold ETF shares, you may need to establish or transfer your holdings to an account that is able to hold ETF shares prior to the Reorganization.

Q. What happens if I hold my shares directly with the Focused Value Fund or its transfer agent rather than through an account that can receive shares of the Focused Value ETF?

A. If you hold your shares directly with the Focused Value Fund through its transfer agent, Prudential Mutual Fund Services LLC (“PMFS”), your account cannot hold ETF shares and therefore you will not receive shares of the Focused Value ETF unless your shares are transferred to an account that can hold ETF shares prior to the Reorganization. If no transfer is completed, either your shares of the Focused Value Fund will be redeemed at closing for cash equal to net asset value (“NAV”) or the ETF shares received will be held by a stock transfer agent on your behalf pending transfer to an account that can hold ETF shares. If not transferred within a specified period, such shares will be converted to cash and distributed to you (subject to applicable unclaimed property laws). Receipt of cash in a taxable account generally will be a taxable event, resulting in recognition of gain or loss based on the difference between your adjusted tax basis in such shares and the amount you receive for them.

Q. How do I transfer my Focused Value Fund shares to an account that can accept shares of the Focused Value ETF?

A. Shareholders whose accounts do not permit investments in ETFs may transfer their holdings to an account that can hold ETF shares in order to receive shares of the Focused Value ETF in the Reorganization. To do so, shareholders may:

·	Contact your financial professional to open an ETF‑eligible account and discuss options for transferring your Focused Value Fund shares prior to the Reorganization to receive ETF shares at closing.
·

If you do not have a financial professional, you may open an ETF‑eligible account through an online platform or use www.brokercheck.finra.org to locate a financial professional and arrange for transfer of your Focused Value Fund shares prior to the Reorganization to receive ETF shares at closing.

If any such action is not taken prior to the Reorganization, you will not receive shares of the Focused Value ETF into your existing brokerage account and either your shares of the Focused Value Fund will be redeemed as of the closing of the Reorganization, and you will receive cash equal in value to the NAV of your Focused Value Fund shares, or the ETF shares received will be held by a stock transfer agent on your behalf pending transfer to an account that can hold ETF shares, as is described in detail in the combined information statement/prospectus describing the Reorganization.

Q. How will the Reorganization affect retirement accounts, including fund direct Individual Retirement Accounts (“IRAs”) and employer-sponsored retirement plans?

A. If you hold your shares through a retirement account that can hold ETF shares, you will receive shares of the Focused Value ETF in the Reorganization and no further action is required. If your retirement account cannot hold ETF shares, your shares of Focused Value Fund may be redeemed or transferred to another investment option in accordance with plan terms. Shares held in Prudential Mutual Fund Services IRAs will be exchanged for shares of PGIM Government Money Market Fund to avoid potential tax penalties under the Code.

Q. Will I receive fractional shares of the Focused Value ETF?

A. No. Shares of the Focused Value ETF will not be issued in fractional amounts; any fractional shares will be paid in cash, which generally will be taxable for shareholders holding shares in a taxable account.

Q. What if I do not want to own shares of the Focused Value ETF?

A. If you do not wish to receive shares of the Focused Value ETF in connection with the Reorganization, you may redeem your shares of the Focused Value Fund or exchange them for shares of another PGIM mutual fund not participating in the Reorganization, in each case prior to closing. Such redemption or exchange generally will be a taxable transaction for shareholders holding shares in a taxable account, resulting in recognition of gain or loss based on the difference between adjusted tax basis and the amount received. The final date to redeem or exchange shares is November 12, 2026.  The final date may change if the closing date of the Reorganization changes; any such change will be communicated to shareholders.

In connection with the Reorganization, a combined information statement/prospectus will be filed as part of a registration statement on Form N‑14 with the Securities and Exchange Commission (the “SEC”), which may be amended or withdrawn and will not become effective until declared effective by the SEC.

Shareholders of the Focused Value Fund are urged to review the combined information statement/prospectus and other relevant documents when available, as they will contain important information about the Reorganization. Copies will be available free of charge after the registration statement becomes effective.

This document is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offer of securities will be made only by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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